                                                                   EXHIBIT 99.1

                               NOBLE CORPORATION
                               and Subsidiaries
                              Fleet Status Update
                                March 13, 2003


                                                                YEAR
                                                                BUILT/       WATER
RIG                          RIG DESIGN                         REBUILT      DEPTH       LOCATION                 OPERATOR
---                          ----------                         -------      -----       --------                 --------
U.S. Gulf of Mexico (17)
------------------------

Jackups (6)
-----------
Noble Eddie Paul             MLT Class 84-E.R.C. (T)            1976/1995    390'-IC     South Timbalier 295      Apache


Noble Leonard Jones          MLT Class 53-E.R.C. (T)            1972/1998    390'-IC     West Cameron 29          Preparing for
                                                                                                                  Contract

Noble Bill Jennings          MLT Class 84-E.R.C. (T)            1975/1997    390'-IC     Eugene Island 256        Pogo Producing


Noble Tom Jobe               MLT Class 82-SD-C (T) (Z)          1982         250'-IC     East Cameron 14          Forest Oil

Noble Earl Frederickson      MLT Class 82-SD-C (T) (Z)          1979/1999    250'-IC     West Cameron 29          Preparing for
                                                                                                                  Contract

Noble Carl Norberg           MLT Class 82-C (T)                 1976/1996    250'-IC     West Cameron 248         J.M. Huber

Semisubmersibles (8)
--------------------
Noble Paul Romano            Noble EVA 4000TM (T)               1981/1998    6,000'      Garden Banks 559         Shell

Noble Jim Thompson           Noble EVA 4000TM (T)               1984/1999    6,000'      Mississippi Canyon 809   Shell

Noble Amos Runner            Noble EVA 4000TM (T)               1982/1999    6,600'      Green Canyon 569         Marathon

Noble Max Smith              Noble EVA 4000TM (T)               1980/1999    6,000'      Green Canyon 308         Dominion



Noble Homer Ferrington       F&G 9500 Enhanced Pacesetter (T)   1985/2000    6,000'      West Cameron 582         Stacked

Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter       1987/1999    10,000'     MS - Signal shipyard     Shipyard

Noble Lorris Bouzigard       IPF Pentagone (T)                  1975/2003    4,000' *    Mississippi Canyon 401   Anadarko

Noble Therald Martin         IPF Pentagone (T)                  1977/2003    4,000' *    MS - Signal shipyard     Shipyard




Submersibles (3)
----------------
Noble Fri Rodli              Transworld                         1979/1998    70'-C       West Cameron 29          Stacked

Noble Joe Alford             Pace 85                            1982/1997    85'-C       High Island 53           Forest Oil


Noble Lester Pettus          Pace 85                            1982/1997    85'-C       Eugene Island 27         Stacked

International (38)
------------------

Mexico Jackups (5)
------------------
Noble Lewis Dugger           Levingston Class 111-C (T)         1977/1997    300'-IC     Bay of Campeche          Pemex

Noble Gene Rosser            Levingston Class 111-C (T)         1977/1996    300'-IC     Bay of Campeche          Pemex

Noble Sam Noble              Levingston Class 111-C (T)         1982         300'-IC     Bay of Campeche          Pemex

Noble John Sandifer          Levingston Class 111-C (T)         1975/1995    300'-IC     Bay of Campeche          Pemex

Noble Johnnie Hoffman        BakMar BMC 300 IC (T) (Z)          1976/1993    300'-IC     Bay of Campeche          Pemex

                                 ANTICIPATED
                                   CONTRACT          DAYRATE
RIG                               EXPIRATION         ($000)    COMMENTS
---                               ----------         ------    --------
U.S. Gulf of Mexico (17)
------------------------

Jackups (6)
-----------
Noble Eddie Paul                     6/2003            29-31    Rate effective 2/10/2003. Rate firm for first 90 days.
                                                                Rig stacked from 1/22/2003 through 2/9/2003.

Noble Leonard Jones                                             Rig stacked since 2/12/2003. LOI with Pemex for a
                                                                3/29/2003 start. 787-day contract @ $49-50.

Noble Bill Jennings                  3/2003            27-29    Rate effective 1/04/2003. Rig stacked from 12/21/2002
                                                                through 1/03/2003.

Noble Tom Jobe                       3/2003            24-25

Noble Earl Frederickson                                         Rig stacked since 1/07/2003. LOI with Pemex for a
                                                                4/03/2003 start. 1235-day contract @ $38-40.

Noble Carl Norberg                   4/2003            22-24    Rate effective 3/10/2003. Rig stacked 2/12/2003 through 3/09/2003.

Semisubmersibles (8)
--------------------
Noble Paul Romano                    4/2003            72-74    Rate effective 1/23/2003 for +/- 75 days.

Noble Jim Thompson                   7/2004           154-156

Noble Amos Runner                    8/2004           146-148   Rate effective +/- 2/03/2003.

Noble Max Smith                      1/2005           154-155   Rate effective 3/10/2003 for +/- 90 days. Rig stacked 2/08/2003 through 3/09/2003. Rate is being subsidized by a party to the initial long-term contract.

Noble Homer Ferrington               3/2005                     Rig stacked since 2/15/2003. Bid to Spinnaker.

Noble Clyde Boudreaux                                           Engineering complete. Structural steel work being carried
                                                                out on hull. Procuring and installing certain long lead time capital equipment.

Noble Lorris Bouzigard               4/2003            49-51    Rate effective 3/06/2003.

Noble Therald Martin                                            Rig undergoing upgrade/refurbishment to living quarters and drilling equipment. Rig scheduled to be available for
                                                                service in April 2003.

Submersibles (3)
----------------
Noble Fri Rodli                                                 Stacked cold.

Noble Joe Alford                    5/2003            19-20     Rate effective 2/5/2003. Contract extended for 60 days at
                                                                current rate.

Noble Lester Pettus                                             Rig stacked since 12/19/2002.

International (38)
------------------

Mexico Jackups (5)
------------------
Noble Lewis Dugger                  7/2004            56-58

Noble Gene Rosser                   4/2005            48-50

Noble Sam Noble                     10/2005           49-51

Noble John Sandifer                 7/2005            49-51

Noble Johnnie Hoffman               7/2005            49-51


                               NOBLE CORPORATION
                               and Subsidiaries
                              Fleet Status Update
                                March 13, 2003

                                                                YEAR
                                                                BUILT/       WATER
RIG                          RIG DESIGN                         REBUILT      DEPTH        LOCATION         OPERATOR
---                          ----------                         -------      -----        --------         --------
Brazil Jackup (1)
-----------------
Noble Dick Favor             BakMar BMC 150 IC (T)              1982/1993    150'-IC       Brazil          Petrobras

Brazil Semisubmersible (1)
--------------------------
Noble Paul Wolff             Noble EVA 4000TM (T)               1981/1998    8,900'-DP     Brazil          Petrobras

Brazil Drillships (3)
---------------------
Noble Leo Segerius           Gusto Engineering Pelican (T)      1981/1996    5,000'-DP     Brazil          Petrobras



Noble Roger Eason            Neddrill (T)                       1977/1997    6,000'-DP     Brazil          Petrobras

Noble Muravlenko             Gusto Engineering Ice Class (T)    1982/1997    4,000'-DP     Brazil          Petrobras

North Sea Jackups (8)
---------------------
Noble Al White               CFEM T-2005 C (T)                  1982/1997    360'-IC       Netherlands     TotalFinaElf


Noble Byron Welliver         CFEM T-2005 C (T)                  1982         300'-IC       Denmark         Maersk

Noble Kolskaya               Gusto Engineering (T)              1985/1997    330'-IC       Netherlands     Wintershall

Noble George Sauvageau       NAM (T)                            1981         300'-IC       Netherlands     NAM

Noble Ronald Hoope           MSC/CJ46 (T)                       1982         250'-IC       Netherlands     TotalFinaElf


Noble Piet van Ede           MSC/CJ46 (T)                       1982         250'-IC       Netherlands     Gaz de Franz


Noble Lynda Bossler          MSC/CJ46 (T) (Z)                   1982         250'-IC       Netherlands     BP

Noble Julie Robertson        Baker Marine Europe Class (T)      1981/2000    390'-IC**     United Kingdom  BG


North Sea
---------
Semisubmersible (1)
-------------------
Noble Ton van Langeveld      Offshore SCP III Mark 2 (T)        1979/2000    1,500'        United Kingdom  Kerr-McGee

West Africa Jackups (6)
-----------------------
Noble Tommy Craighead        F&G L-780 MOD II-IC (T)            1982/1990    300'-IC       Nigeria         Addax

Noble Percy Johns            F&G L-780 MOD II-IC (T)            1981/1995    300'-IC       Nigeria         ExxonMobil


Noble Roy Butler             F&G L-780 MOD II-IC (T)            1982/1996    300'-IC****   Nigeria         ChevronTexaco


Noble Ed Noble               MLT Class 82-SD-C (T)              1984/1990    250'-IC       Nigeria         Stacked

Noble Lloyd Noble            MLT Class 82-SD-C (T)              1983/1990    250'-IC       Nigeria         ChevronTexaco


Noble Don Walker             BakMar BMC 150 IC (T)              1982/1992    150'-IC       Nigeria         Stacked


                                    ANTICIPATED
                                      CONTRACT       DAYRATE
RIG                                  EXPIRATION      ($000)      COMMENTS
---                                  ----------      ------      --------
Brazil Jackup (1)
-----------------
Noble Dick Favor                  3/2003            35-36

Brazil Semisubmersible (1)
--------------------------
Noble Paul Wolff                  5/2005           138-140

Brazil Drillships (3)
---------------------
Noble Leo Segerius                2/2005           109-111      Drilling second well utilizing aluminum alloy drilling riser.
                                                                The rig has experienced no downtime related to the aluminum alloy drilling riser.

Noble Roger Eason                12/2003            74-76

Noble Muravlenko                  9/2003            58-60       Contract extended from 3/8/2003 for 6 months @ current rate.

North Sea Jackups (8)
---------------------
Noble Al White                    3/2003            81-82       Waiting on weather to resume pulling on a stuck leg in connection with the move off of operator's location.

Noble Byron Welliver              8/2003            62-63

Noble Kolskaya                    7/2003            67-69

Noble George Sauvageau            4/2003            68-70

Noble Ronald Hoope                3/2003            57-59       Next to Venture Production (U.K.) on +/- 3/15/2003 for 2 firm wells plus 3 options @ $68-70.

Noble Piet van Ede                11/2003           67-69       Current contact extended through +/- 4/15/2003. Then one well for +/- 45 days @ $67-69 and 2 wells @ $65-67.

Noble Lynda Bossler               7/2003            67-69       Contract commenced 2/15/2003.

Noble Julie Robertson             6/2003            67-69       Effective 2/1/2003 rate is $67-69 for +/- 60 days, then +/- 75 days @ $64-66.

North Sea
---------
Semisubmersible (1)
-------------------
Noble Ton van Langeveld           6/2003            42-43       On rate of $42-43 from 1/21/2003 for 4 wells, plus 4 option wells.

West Africa Jackups (6)
-----------------------
Noble Tommy Craighead             4/2003            57-59       Contract extended from 4/15/2003 through 7/31/2003 @ $54-56.

Noble Percy Johns                 4/2003            58-60       ExxonMobil has notified us it plans not to renew contract from
                                                                4/2003.

Noble Roy Butler                  4/2003            52-54       One-year extension at mutually agreed terms and conditions effective 4/2003.

Noble Ed Noble

Noble Lloyd Noble                 4/2003            44-46       Well to well contract for 2 wells @ $44-46, plus options to extend at mutually agreed terms.

Noble Don Walker

                               NOBLE CORPORATION
                               and Subsidiaries
                              Fleet Status Update
                                March 13, 2003

                                                                 YEAR
                                                                 BUILT/        WATER
RIG                          RIG DESIGN                          REBUILT       DEPTH        LOCATION              OPERATOR
---                          ----------                          -------       -----        --------              --------
Arabian Gulf Jackups (9)
------------------------
Noble Kenneth Delaney        F&G L-780 MOD II-IC (T)             1983/1998     300'-IC       UAE (Abu Dhabi)       NDC

Noble George McLeod          F&G L-780 MOD II-IC (T)             1981/1995     300'-IC       UAE (Abu Dhabi)       NDC

Noble Jimmy Puckett          F&G L-780 MOD II-IC (T)             1982/2002     300'-IC       UAE (Abu Dhabi)       Bunduq

Noble Gus Androes            Levingston Class 111-C (T)          1982/1996     300'-IC       Qatar                 Maersk

Noble Crosco Panon           Levingston Class 111-C (T)          1976/2001     300'-IC       UAE (Sharjah)         Shipyard


Noble Chuck Syring           MLT Class 82-C (T)                  1976/1996     250'-IC       Qatar                 Maersk

Noble Charles Copeland       MLT Class 82-SD-C (T)               1979/2001     250'-IC       Bahrain               Petronas

Noble Trident III            MLT 116-C (T)                       1979          300'-IC****   UAE (Dubai)           DPC



Noble Dhabi II               Baker Marine-150 (T)                1982          150'-IC       UAE (Dubai)           ADOC

India Jackup (1)
----------------
Noble Ed Holt                Levingston Class 111-C (T)          1981/1994     300'-IC       UAE                   Shipyard



Far East
--------
Semisubmersibles (3)
--------------------
Noble Dave Beard             F&G 9500 Enhanced Pacesetter        1986          10,000'       Dalian, China         Shipyard

Bingo 9000 - 3               Trosvik Bingo 9000                  1999          10,000' ***   Dalian, China         Shipyard

Bingo 9000 - 4               Trosvik Bingo 9000                  1999          10,000' ***   Dalian, China         Shipyard


                                 ANTICIPATED
                                   CONTRACT          DAYRATE
RIG                               EXPIRATION         ($000)        COMMENTS
---                               ----------         ------        --------
Arabian Gulf Jackups (9)
------------------------
Noble Kenneth Delaney               5/2003            53-54

Noble George McLeod                 6/2003            53-54

Noble Jimmy Puckett                 4/2003            50-52

Noble Gus Androes                   6/2003            49-51

Noble Crosco Panon                                                  Rig in shipyard from 2/07/2003 through +/- 3/24/2003, then commence an 11 well program for TFE @ $44-46.

Noble Chuck Syring                  5/2003            49-51

Noble Charles Copeland              7/2003            55-57

Noble Trident III                   1/2004            40-41         Rig purchased 12/12/2002. Rate effective from 1/13/2003
                                                                    until 4/12/2003, rate renews every 90 days utilizing
                                                                    a market index basket.

Noble Dhabi II                      7/2004            31-32         Rig purchased 12/12//2002.

India Jackup (1)
----------------
Noble Ed Holt                                                       In shipyard for hull and spud can repairs. Rig has
                                                                    LOI from ONGC for a three-year contract @ $49-51
                                                                    to commence +/- 3/27/2003.

Far East
--------
Semisubmersibles (3)
--------------------
Noble Dave Beard                                                    Completing engineering.

Bingo 9000 - 3                                                      Baredeck hull.

Bingo 9000 - 4                                                      Baredeck hull.

-------------------------------------------------------------------------------
(T)    Denotes Top Drive.

(Z)    Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 2Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.
(**) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(***) Baredeck hull constructed as capable to operate in 10,000' of water. (****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.